TAX EXPENSES	12 Months Ended
Dec. 31, 2024
TAXES ON INCOME
TAX EXPENSES
NOTE 24 - TAX EXPENSES:

A.
Tax base:

UK:

The corporate tax rate in the UK was between 19% to 25% depending on total taxable profits in the years 2024 and 2023.

The tax payable is based on the taxable profit for the year. The taxable profit is different than the net profit as reported in the profit and loss account since it does not include items of income or expense that are taxable or tax deductible carried forward from other years and does not include items that are not taxable or not tax deductible at all. The Group's current tax liability is calculated according to tax rates that have been acted or that their enactment has actually been completed by the end of the reporting period.

Israel:

The Company's Israeli subsidiaries are subject to the tax laws of the State of Israel, whose overall tax rate was 23% in 2024 and in 2023.

B.
Uncertain tax position:

The Company did not record any liability in respect of income taxes related to deferred tax benefits at the date of adoption and did not record any liability in respect of deferred tax benefits during 2024 and 2023. Accordingly, the Company has not recorded any interest or penalty for any unrecognized benefit. The Company recorded a tax liability following the MDA Agreement (see Note 3).

C.
Tax losses:

As of December 31, 2024, the Company has a carry-forward loss of approximately $103 million, according to the 2024 tax return, which may be utilized to offset taxable income in the future.

The Company did not create deferred taxes due to the uncertainty in their future utilization.

D.	Tax assessments: The Company has not yet received final tax assessments in any of its subsidiaries.